October 31, 2002

Mr. Alan Dix
Vice President
ROHN Industries, Inc.
6716 West Plank Road
P.O. Box 2000
Peoria, Illinois 61604


Dear Mr. Dix:

     Reference is made to that certain Seventh Amendment to Credit Agreement and Amendment to Forbearance Agreement, dated as of August 29, 2002 (the "Forbearance Agreement"), among ROHN INDUSTRIES, INC., a Delaware corporation (the "Parent"), each of the Parent's domestic Subsidiaries (together with the Parent, collectively the "Credit Parties" and each a "Credit Party"), LASALLE BANK NATIONAL ASSOCIATION, as lender ("LaSalle"), NATIONAL CITY BANK, as lender ("NCB"), U.S. Bank (successor by merger to Firstar Bank), as lender ("U.S. Bank"), Comerica Bank, as lender ("Comerica"), Associated Bank, N.A., as lender ("Associated Bank", and together with LaSalle, NCB, U.S. Bank and Comerica, collectively the "Lenders"), LaSalle, as administrative agent for the Lenders (the "Administrative Agent"), and NCB, as syndication agent for the Lenders (the "Syndication Agent", and together with the Administrative Agent, the "Agents"). Unless the context otherwise requires, all capitalized terms used herein shall have the meanings assigned to such terms in the Forbearance Agreement.

     The Credit Parties and the Lenders have agreed to and hereby amend the Forbearance Agreement as follows:

     Section 5.1 of the Forbearance Agreement is amended by deleting such
Section in its entirety and replacing it as follows:

          5.1 Forbearance. During the Forbearance Period (as defined below), the Lenders will not exercise any of their rights or remedies under the Credit Agreement, the Loan Documents or applicable law with respect to the Existing Default and the financial covenants set forth in Sections 10.6(A), (B), (C), (D), (E) and (F) of the Credit Agreement. For purposes of this Amendment, "Forbearance Period" means the period commencing on the Effective Date and ending on the earlier of (x) November 8, 2002 and (y) the date the Forbearance Period is terminated upon the occurrence of any of the events described in
     Section 5.6 (the "Termination Date").

     The foregoing amendment shall become effective as of October 31, 2002. The Credit Parties and the Lenders agree that the Forbearance Agreement, as expressly amended hereby, is hereby ratified, confirmed and approved in all respects and the same shall remain in full force and effect, as hereby amended.

                                 Very truly yours,


                                 LASALLE BANK NATIONAL ASSOCIATION

                                 By: /s/ James Simpson
                                    ----------------------------------------
                                    Name:  James Simpson
                                    Title: Vice President


                                 NATIONAL CITY BANK

                                 By: /s/ Tim Fogerty
                                    ----------------------------------------
                                    Name:  Tim Fogerty
                                    Title: Senior Vice President


                                 U.S. BANK

                                 By: /s/ Linda S. Retzlaff
                                    ----------------------------------------
                                    Name:  Linda S. Retzlaff
                                    Title: Vice President


                                 COMERICA BANK

                                 By: /s/ Mark A. Reifel
                                    ----------------------------------------
                                    Name:  Mark A. Reifel
                                    Title: Vice President


                                 ASSOCIATED BANK, N.A.

                                 By: /s/ William Richter
                                    ----------------------------------------
                                    Name:  William Richter
                                    Title: Vice President

Accepted and agreed to:

ROHN INDUSTRIES, INC.
ROHN INSTALLATION SERVICES, INC.
ROHN ENCLOSURES, INC.
ROHN, INC.
ROHN PRODUCTS, INC.
ROHN CONSTRUCTION, INC.
FOLDING CARRIER CORP.
ROHN FOREIGN HOLDINGS, INC.
UNR REALTY, INC.


By:  /s/ Alan Dix
   ----------------------------------------
   Name:   Alan Dix
   Title:  Vice President of each of the
           foregoing entities